SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date of earliest event reported): August 24, 1999


                             RICHFOOD HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


          Virginia                       0-16900                 54-1438602
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                        4860 Cox Road, Suite 300
                          Glen Allen, Virginia                   23060
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                (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (804) 915-6000
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                                 Not Applicable
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          (former name or former address if changed since last report)


                               Page 1 of 4 pages.
                        Exhibit Index appears on page 3.

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.      Other Events.

         On  August  24,   1999,   SUPERVALU   INC.,   a  Delaware   corporation
("SUPERVALU"), and Richfood Holdings, Inc., a Virginia corporation ("Richfood"), announced that the closing of SUPERVALU's acquisition of Richfood is scheduled for August 31, 1999, subject to shareholder approval and satisfaction of other customary conditions. The conversion ratio for each share of Richfood common stock electing to receive shares of SUPERVALU common stock in the merger is
 .8239, based on the average closing price of SUPERVALU common stock during the 20 trading day period ending on and including Friday, August 20, 1999.

         Additional information with respect to the acquisition is set forth in the press release, dated August 24, 1999, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference, and Richfood's Current Report on Form 8-K, dated June 9, 1999, disclosing the transaction.


Item  7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         c)       Exhibits

                           Number                             Exhibit
                           ------                             -------

                           99.1                               Press Release



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             RICHFOOD HOLDINGS, INC.


Date: August 25, 1999               By:   /s/ John C. Belknap
                                        -----------------------
                                        John C. Belknap
                                        Executive Vice President,
                                        Chief Financial Officer and
                                        Secretary



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                                  EXHIBIT INDEX

         Exhibit                                                           Page
         -------                                                           ----

           99.1                      Press Release                           4